Exhibit 32

                              CERTIFICATION OF THE
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Bradford Miller, the President and CEO of BGR Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of BGR Corporation on Form 10-QSB for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of BGR Corporation

Date: May 21, 2004                         /s/ Bradford Miller
                                           -------------------------------------
                                           Bradford Miller
                                           President and Chief Executive Officer


     I, Jerry Brown, the CFO of BGR Corporation, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of BGR Corporation on Form 10-QSB for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of BGR Corporation.

Date: May 21, 2004                         /s/ Jerry Brown
                                           -------------------------------------
                                           Jerry Brown
                                           Chief Financial Officer